UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 26, 2004



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)



          001-15649                          760494995
          ---------                          ---------
 (Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item  5.02.       Election of Directors.

     Effective October 26, 2004, the Board of Directors of Eagle Broadband, Inc. (the "Company") elected and appointed James D. Yarbrough as a Director to serve until the next annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Yarbrough will serve as Chairman of the Audit Committee and qualifies as financially sophisticated as required by Section 121B(2)(a)(ii) of the American Stock Exchange Company Guide.

Item  9.01.       Financial Statements and Exhibit

         (c)      Exhibits

                  The following exhibits are to be filed as part of this 8-K:

                       EXHIBIT NO.          IDENTIFICATION OF EXHIBIT
                       -----------          -------------------------

                         99.1               Press Release dated October 28, 2004



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EAGLE BROADBAND, INC.



                                            By:  /S/ DAVID A, WEISMAN
                                            -------------------------
                                            Chief Executive Officer

DATE: November 1, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated October 29, 2004.